                         NOTICE OF GUARANTEED DELIVERY

                             OFFER FOR OUTSTANDING
                  13% SENIOR SECURED NOTES DUE 2005, SERIES B
                                IN EXCHANGE FOR
                  13% SENIOR SECURED NOTES DUE 2005, SERIES A
                                       OF
                               EPIC RESORTS, LLC

                                      AND

                               EPIC CAPITAL CORP.

    This form or one substantially equivalent to it must be used to exchange the
13% Senior Secured Notes Due 2005, Series A of Epic Resorts, LLC and Epic
Capital Corp. (collectively referred to as the "Company") (the "Old Notes") if certificates for the Old Notes are not immediately available or if time will not permit the Letter of Transmittal or other required documents to reach the United
States Trust Company of New York (the "Exchange Agent") prior to 5:00 p.m. New
York City time on             , 1998 (the "Expiration Date"), at which time the
right to exchange the Old Notes terminates. This form must be delivered by hand, mail, telegram or facsimile transmission to the Exchange Agent as follows:

   MAIL DELIVERY TO: United States Trust Company of New York, EXCHANGE AGENT

                                    By Mail:
                    United States Trust Company of New York
                          P.O. Box 844, Cooper Station
                            New York, NY 10276-0844
                      Attention: Corporate Trust Services

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

                        By Hand:                                            By Overnight Delivery:
         United States Trust Company of New York                    United States Trust Company of New York
                111 Broadway, Lower Level                                  770 Broadway, 13th Floor
                   New York, NY 10006                                         New York, NY 10003
           Attention: Corporate Trust Services                        Attention: Corporate Trust Services

                           By Facsimile Transmission
                       (For Eligible Institutions Only):
                                 (212) 420-6152
                              Confirm By Telephone
                                 1-800-548-6565

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

    UNDER THE TERMS OF THIS DOCUMENT, THE OLD NOTES, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, AND OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL MUST BE DELIVERED TO THE EXCHANGE AGENT WITHIN FOUR BUSINESS DAYS AFTER THE DATE OF DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.

    Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Epic Resorts, LLC, a Delaware limited liability company and Epic Capital Corp., a Delaware corporation, with the Securities and Exchange Commission (the "Registration Statement") and the
accompanying Prospectus dated       , 1998 included therein (the "Prospectus"),
receipt of which is hereby acknowledged:

                       DESCRIPTION OF SECURITIES TENDERED

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
         Please fill in your name(s) exactly
            as it appears on your Note(s)                             PLEASE FILL IN
               and your present address                            NUMBERS AND AMOUNTS
Name(s):                                                        Note               Principal
                                                             Number(s)               Amount

Address(es):

                                                TOTALS
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
Signatures (all registered holders must sign):            Address:

-------------------------------------------------------   -------------------------------------------------------

-------------------------------------------------------   -------------------------------------------------------
                 (Please Type or Print)                   Area Code and Daytime Telephone Number:
                                                          (      )       -
                                                          -------------------------------------------------------
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
                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                                   GUARANTEE

    The undersigned, a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, hereby guarantees to deliver to the Exchange Agent at the address set forth above, Old Note certificates surrendered for exchange hereby in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal, within four (4) business days after the date of delivery of this Notice of Guaranteed Delivery.

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
Dated:              , 1998                                     Name of Firm:
                                                                Sign Here:
                                                          (Authorized Signature)
                                                                   Name:
                                                          (Please type or print)
                                                     (Area code and Telephone Number)
                                                                                    Address:
                                                                                  (Zip Code)
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    NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD
NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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